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Automatic Data Processing, Inc.

(Name of Registrant as Specified In Its Charter)

William A. Ackman

Veronica M. Hagen

V. Paul Unruh

Pershing Square Capital Management, L.P.

PS Management GP, LLC

Pershing Square, L.P.

Pershing Square II, L.P.

Pershing Square International, Ltd.

Pershing Square Holdings, Ltd.

Pershing Square VI Master, L.P.

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Pershing Square Capital Management, L.P. and certain affiliates posted the following material to their Facebook page relating to Automatic Data Processing, Inc. (the “Company”):

ADP ASCENDING ADP Ascending Published by Global Strategy Group [?] . 5 hrs. Our third question for ADP focuses on the opportunity to transform its productivity, which currently lags behind competitors. Your vote is important. Vote the GOLD Proxy Card Today. Question: Why is ADP’s labor productivity ~28% below its competitors’, particularly in light of its enormous scale advantage? Net Operational Revenue Per Employee (1) (Ex-Float) Note: Based on latest fiscal year end, as relevant. (1) Net operational revenue excludes float income (“Funds Held for Clients”) and PEO Services pass-through costs (~$2.6bn for ADP, estimated at $165m for Paychex). (2) Insperity Net Operational Revenue estimated based on TriNet’s gross margins. ADPascending.com

Pershing Square Capital Management, L.P. and certain affiliates posted the following material to their Twitter page relating to the Company:

ADP Ascending @ADPascending Our third question for $ADP is out. #VoteGold to address this productivity gap. Your vote is important. Vote the GOLD Proxy Card Today. Question: Why is ADP’s labor productivity 28% below its competitors’, particularly in light of its enormous scale advantage? Net Operational Revenue per Employee(1)(Ex-Float)ADPascending.com

ADP Ascending Retweeted Bill Ackman @BillAckman 47m
.@jimcramer I really enjoyed the interview last night. For those who missed it, go to adpascending.com for a replay. $ADP #VoteGold!

On October 5, 2017, Pershing Square Capital Management, L.P. and certain affiliates posted the following material to www.ADPascending.com:

ADPASCENDING
HOME | HOW TO VOTE | THE NOMINEES | INVESTOR MATERIALS | REACTIONS | CONTACT



PERSHING SQUARE'S WEEKLY QUESTIONS TO ADP

TIMELINE | PRESS RELEASES | PRESENTATIONS & VIDEOS | QUESTIONS | LETTERS & FILINGS

Since our first presentation on August 17, 2017, ADP has yet to respond to the substance of our arguments and it has effectively stated that it can't do any better. Pershing Square has been publishing a series of weekly questions to ADP and asks that ADP answer these questions publicly and in a timely manner so that all investors may better evaluate the company's performance and future prospects.

QUESTION 3:

Why is ADP's labor productivity ~28% below its competitors', particularly in light of its enormous scale advantage?


Net Operational Revenue per Employee(1) (Ex-Float)
Largest
Smallest
ADPascending.com

QUESTION 2:

When ADP owned Dealer Services, it aimed to produce just ~50bps of annual margin improvement. When Dealer Services was spun-off as CDK Global ("CDK"), it promptly identified an opportunity to double margins without negative consequence to CDK's customers, shareholders or other stakeholders. Why was ADP not able to realize this opportunity when it owned CDK?

- CDK achieved this improvement by engaging constructively with shareholders, hiring an outside consultant to evaluate its potential, and announcing a transformation plan – *why won't ADP do the same?*

CDK's Margin Transformation


October 2014: ADP Completes Spinoff of CDK
FY2014A
FY2015A
FY2016A
FY2017A
FY2018E
FY2019E (Set Margin)

(1) Adjusted margins expensed stock-based compensation and D&A. 2014 EBIT adjusted to expense $16.8m of incremental costs associated with the formation of corporate departments as a stand-alone public company. These costs were incurred in fiscal 2016 and have been reflected as adjustments in fiscal 2014 to present these periods on a comparable basis.

QUESTION 1:

What are ADP's margins in Employer Services by sub-segment (Small-Business ("SMB"), Mid-Market, Enterprise, and International), excluding float and allocating corporate expenses?

- Is ADP earning comparable margins to Paychex (~41%) in its SMB business? If so, that would imply 12% margins for the rest of Employer Services.


~41%
ADP (Employer Services)
Paychex


$8,518
Implies non-small business revenue is generating a 12% margin
Net Operational Revenue
Operational Profit

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Contacts
Pershing Square
Fran McGill
212 909 2455
McGill@persq.com

Rubenstein
Steve Murray
212 843 8293
smurray@rubenstein.com

Eric Kuo
212 843 8494
ekuo@rubenstein.com

© 2017 Pershing Square Capital Management, L.P. | Disclaimer | SEC Filings

PROXY STATEMENT

ADP Ascending Home How To Vote The Nominees Investor Materials Reactions Contact PRESS RELEASES Timeline Press Releases Presentations & Videos Questions Letters & Filings Pershing Square Press Releases: October 5, 2017 Pershing Square Releases Third in a Series of Questions for ADP October 2, 2017 Pershing Square Announces Live Webcast for ALL ADP Shareholders on October 10, 2017 September 28, 2017 Pershing Square Releases Letter to Shareholders September 25, 2017 Pershing Square Releases Detailed Response to ADP’s September 12, 2017 Presentation September 20, 2017 Pershing Square Releases Letter to Shareholders September 13, 2017 Pershing Square Responds to ADP Presentation September 8, 2017 Pershing Square Reminds Investors of the ADP Record Date for Voting at the 2017 Annual Meeting September 7, 2017 Pershing Square Reminds Investors of the ADP Record Date for Voting at the 2017 Annual Meeting September 6, 2017 Pershing Square Comments on Meeting with ADP Board September 5, 2017 Pershing Square Files Definitive Proxy Materials for ADP 2017 Annual Meeting August 21, 2017 Pershing Square Issues Statement Regarding ADP August 18, 2017 Pershing Square Announces Replay of Webcast Available at www.ADPascending.com August 16, 2017 Pershing Square Announces Details for Webcast August 7, 2017 Pershing Square Announces Nominees for Election to the Board of Directors of ADP August 4, 2017 Pershing Square Announces Investment in ADP Sign up for email updates: Email* Contacts Pershing Square Fran McGill 212 909 2455 McGill@persq.com Rubenstein Steve Murray 212 843 8293 smurray@rubenstein.com Eric Kuo 212 843 8494 ekuo@rubenstein.com © 2017 Pershing Square Capital Management, L.P. | Disclaimer | SEC Filings Proxy Statement

ADPAscending Home How To Vote The Nominees Investor Materials Reactions Contact HELP ADP ACHIEVE ITS FULL POTENTIAL. VOTE THE GOLD CARD TODAY Every Vote Matters! How To Vote Vote Online Vote By Phone Vote By Mail Sign Up For Email Updates Email* The Nominees For ADP’s Transformation Meet Pershing Square’s nominees for election to the Board of ADP: Bill Ackman and independent directors Veronica M. Hagen and V. Paul Unruh Bill Ackman » Veronica M. Hagen » V. Paul Unruh » Timeline October 2, 2017 Pershing Square Announces Live Webcast for ALL ADP Shareholders on October 10, 2017 Pershing Square announces that it will hold a live webcast on the evening of October 10th for all shareholders. The firm also released the second in a series of videos for shareholders. September 28, 2017 Pershing Square Releases Letter to Shareholders Pershing Square releases a letter to shareholders highlighting margin improvement at CDK and Solera after being disposed of by ADP. The firm also issued the second in a series of public questions for ADP. September 25, 2017 Pershing Square Releases Detailed Response to ADP’s Presentation Pershing Square responds to ADP’s September 12th presentation noting that ADP overstated total shareholder return during CEO Carlos Rodriguez’s tenure. Investor Relations © 2017 Pershing Square Capital Management, L.P. | Disclaimer | SEC Filings Proxy Statement

ADPAscending Home How To Vote The Nominees Investor Materials Reactions Contact PRESENTATIONS & VIDEOS Timeline Press Releases Presentations & Videos Questions Letters & Filings PRESENTATIONS Pershing Square’s Response to ADP’s September 12th Investor Presentation September 25, 2017 Download Presentation ADP: The Time is Now August 17, 2017 Pershing Square presents the conclusions of its extensive research about ADP. Download Presentation Transcript Download Executive Summary VIDEOS Bill Ackman on CNBC with Jim Cramer, October 4, 2017 How We Know Opportunity Exists at ADP Bill Ackman on CNBC with Scott Wapner September 20, 2017 (Part 1) Bill Ackman on CNBC with Scott Wapner September 20, 2017 (Part 2) How You Can Help Unlock ADP’s Potential Sign up for email updates: Email* Contacts Pershing Square Fran McGill 212 909 2455 McGill@persq.com Rubenstein Steve Murray 212 843 8293 smurray@rubenstein.com Eric Kuo 212 843 8494 ekuo@rubenstein.com © 2017 Pershing Square Capital Management, L.P. | Disclaimer | SEC Filings Proxy Statement

On October 5, 2017, chief executive officer and portfolio manager of Pershing Square Capital Management, L.P., William A. Ackman posted the following material to his Twitter page located at https://twitter.com/BillAckman:

Bill Ackman @ BillAckman .@jimcramer I really enjoyed the interview last night. For those who missed it, go to adpascending.com for a replay. $ADP #VoteGold! Home ADP Ascending adpascending.com 3:31pm. 5 Oct 2017. Twitter for iphone 5 REPLIES 7 RETWEETS 38 LIKES